SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is dated and effective as of April 27, 2005 (this "Second Amendment"), by and among CARRIZO OIL & GAS, INC., a Texas corporation (the "Borrower"), CCBM, INC., a Delaware corporation (the "Guarantor"), and HIBERNIA NATIONAL BANK, a national banking association, individually as a Lender and as Administrative Agent, and UNION BANK OF CALIFORNIA, N.A., a national banking association, individually as a Lender and as Co-Agent.


                                    RECITALS:

     1. The Borrower, the Guarantor, the Agent, and the Lenders have heretofore entered into that certain Second Amended and Restated Credit Agreement dated as of September 30, 2004, as amended by First Amendment thereto dated as of October 29, 2004 (as so amended, the "Agreement"), pursuant to which the Lenders established in favor of Borrower a Line of Credit as more fully described therein.

     2. All Loans by the Lenders to the Borrower are guaranteed by the Guarantor.

     3. The parties desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, do hereby amend and supplement the Agreement as follows:

     A. DEFINED TERMS. Capitalized terms used herein which are defined in the Agreement are used herein with such defined meanings, as said definitions may be amended and/or supplemented by this Second Amendment.

     B. REVISION TO DEFINED TERMS.

     1. The  following  new  definition  is hereby  added to Section  1.1 of the
Agreement:

          "SECOND AMENDMENT" shall mean that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of April 27, 2005, by and among the Borrower, the Guarantor, the Agent, and the Lenders.

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     C.  RESTATEMENT  OF SECTION  12.8(d).  Section  12.8(d) of the Agreement is
hereby deleted in its entirety and restated as follows:

          (d)  MINIMUM   SHAREHOLDER'S   EQUITY.  The  Borrower  shall
          maintain at all times a minimum shareholder's equity of not less than:

          Commencing December 31, 2004:  $108,773,000 plus (i) 100% of all common and preferred equity contributed by shareholders of Borrower subsequent to December 31, 2004, plus (ii) 50% of all positive earnings occurring subsequent to December 31, 2004.

          For purposes of this covenant, the calculation of Borrower's "shareholder's equity" will exclude the effects, if any, of ceiling test write-downs pursuant to Regulation SX4.10 of the Securities and Exchange Commission.

     D. RESTATEMENT OF SECTION 13.6(e). Part (e) of Section 13.6 of the Agreement is hereby deleted in its entirety and restated as follows:

          (e) Loans by the Borrower to the Guarantor and any other Subsidiary of Borrower that is a guarantor of the Indebtedness and/or capital contributions and/or investments by the Borrower in the Guarantor and any other Subsidiary of Borrower that is a guarantor of the Indebtedness; provided, however, the following loans, investments, and/or capital contributions are excluded from this part (e): loans, investments, and/or capital contributions by the Borrower to the Guarantor and/or any other Subsidiary of Borrower that is a guarantor of the Indebtedness, if the Guarantor or other said Subsidiary uses the proceeds of such loan, contribution or investment to invest in Pinnacle Gas Resources, Inc. or any other entity in which the Borrower, the Guarantor or other said Subsidiary owns an equity interest.

     E. CONFIRMATION OF RELATED DOCUMENTS. It is the intention of the parties that all of the liens, privileges, priorities, and equities existing and to exist under and in accordance with the terms of the Related Documents are hereby renewed, extended, and carried forward as security for the Indebtedness. In addition, the Guarantor hereby confirms its guaranty of the Indebtedness, which guaranty is evidenced by that certain Commercial Guaranty dated September 30, 2004 by Guarantor in favor of Agent.

     F. REPRESENTATIONS; NO DEFAULT. On and as of the date of this Second Amendment, and after giving effect to this Second Amendment, the Borrower and the Guarantor confirm, reaffirm, and restate the representations and warranties set forth in the Agreement and the Loan Documents; provided, that each reference to the Agreement herein shall be deemed to include the Agreement as amended by this Second Amendment.

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     G. PAYMENT OF EXPENSES.  The Borrower agrees to pay or reimburse the Lender for all legal fees and expenses of counsel to the Agent in connection with the transactions contemplated by this Second Amendment.

     H. AMENDMENTS. The Agreement and this Second Amendment are credit or loan agreements as described in LA. R.S. 6:ss.1121, et seq. There are no oral agreements between the Agent and Lenders and the Borrower and/or Guarantor. The Agreement, as amended by this Second Amendment, and the other Loan Documents set forth the entire agreement of the parties with respect to the subject matter hereof and supersede all prior written and oral understandings between the Borrower, the Guarantor, the Agent, and the Lenders, with respect to the matters herein and therein set forth. The Agreement, as amended by this Second Amendment, cannot be modified or amended except by a writing signed and delivered by the Borrower, the Guarantor, the Agent and the Lenders.

     I. WAIVER OF DEFENSES. In consideration of the Lenders' execution of this Second Amendment, the Borrower and Guarantor do hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness arising under the Agreement and owed by any of them to the Lender that may exist as of the date of execution of this Second Amendment.

     J. GOVERNING LAW: Counterparts. The Second Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Second Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     K. CONTINUED EFFECT. Except as expressly modified herein, the Agreement shall continue in full force and effect. The Agreement as amended herein is hereby ratified and confirmed by the parties hereto.

     L. RELIANCE ON CORPORATE RESOLUTIONS. The Borrower and the Guarantor hereby certify to the Lenders that the resolutions delivered in connection with the Agreement remain in effect, and that Paul F. Boling is authorized to execute this Second Amendment on behalf of Borrower and Guarantor.

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                                             Borrower:

                                             CARRIZO OIL & GAS, INC.
                                             a Texas corporation

                                             By:  /s/ Paul F. Boling
                                                 -------------------
                                                 Name:  Paul F. Boling
                                                 Title: Vice President and
                                                        Chief Financial Officer

                                             Guarantor:

                                             CCBM, INC.
                                             a Delaware corporation

                                             By:  /s/ Paul F. Boling
                                                 ------------------
                                                 Name: Paul F. Boling
                                                 Title: Vice President and
                                                        Chief Financial Officer

                                             Agent:

                                             HIBERNIA NATIONAL BANK, as Agent

                                             By:  /s/ David R. Reid
                                                  -----------------
                                                  Name: David R. Reid
                                                  Title:  Senior Vice President

                                             Lenders:

                                             HIBERNIA NATIONAL BANK

                                             By:  /s/ David R. Reid
                                                  -----------------
                                                  Name: David R. Reid
                                                  Title:  Senior Vice President

                                             UNION BANK OF CALIFORNIA, N.A.

                                             By:  /s/ Damien Meiburger
                                                  --------------------
                                                  Name: Damien Meiburger
                                                  Title:  Senior Vice President